The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate
space for responding to	Item 72DD correctly,
the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $15
Janus Balanced Fund $12,901
Janus Contrarian Fund $5
Janus Emerging Markets Fund $5
Janus Enterprise Fund $0
Janus Forty Fund $3,140
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $287
Janus Global Research Fund $45
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $454
Janus International Equity Fund $331
Janus Overseas Fund $5,806
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $58
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $452
Perkins International Value Fund $1

C-Class
Janus Asia Equity Fund $7
Janus Balanced Fund $8,130
Janus Contrarian Fund $0
Janus Emerging Markets Fund $2
Janus Enterprise Fund $0
Janus Forty Fund $474
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $91
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $147
Janus International Equity Fund $0
Janus Overseas Fund $1,821
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $117
Perkins International Value Fund $0

D-Class
Janus Asia Equity Fund $138
Janus Balanced Fund $24,017
Janus Contrarian Fund $4,076
Janus Emerging Markets Fund $258
Janus Enterprise Fund $1,575
Janus Fund $19,624
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $751
Janus Global Research Fund $7,682
Janus Global Select Fund $7,412
Janus Global Technology Fund $0
Janus Growth and Income Fund $46,552
Janus International Equity Fund $211
Janus Overseas Fund $51,455
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $10,495
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $2,091
Perkins International Value Fund $10

I-Class
Janus Asia Equity Fund $23
Janus Balanced Fund $21,538
Janus Contrarian Fund $312
Janus Emerging Markets Fund $481
Janus Enterprise Fund $1,227
Janus Forty Fund $8,593
Janus Fund $594
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $1,300
Janus Global Research Fund $732
Janus Global Select Fund $224
Janus Global Technology Fund $0
Janus Growth and Income Fund $889
Janus International Equity Fund $551
Janus Overseas Fund $19,000
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $782
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $610
Perkins International Value Fund $54

N-Class
Janus Balanced Fund $29,098
Janus Enterprise Fund $38
Janus Forty Fund $510
Janus Fund $67
Janus International Equity Fund $1,169
Janus Overseas Fund $7,498
Janus Research Fund $281
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $134
Perkins International Value Fund $7

R-Class
Janus Balanced Fund $3,580
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $753
Janus Fund $2
Janus Global Research Fund $2
Janus Global Select Fund $0
Janus Growth and Income Fund $39
Janus International Equity Fund $9
Janus Overseas Fund $2,877
Janus Triton Fund $0

S-Class
Janus Asia Equity Fund $11
Janus Balanced Fund $12,041
Janus Contrarian Fund $0
Janus Emerging Markets Fund $9
Janus Enterprise Fund $0
Janus Forty Fund $10,407
Janus Fund $64
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $28
Janus Global Research Fund $97
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $558
Janus International Equity Fund $65
Janus Overseas Fund $19,896
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $15
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $6
Perkins International Value Fund $0

T-Class
Janus Asia Equity Fund $17
Janus Balanced Fund $72,575
Janus Contrarian Fund $1,516
Janus Emerging Markets Fund $23
Janus Enterprise Fund $1,154
Janus Forty Fund $330
Janus Fund $5,280
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $444
Janus Global Research Fund $4,662
Janus Global Select Fund $2,385
Janus Global Technology Fund $0
Janus Growth and Income Fund $25,868
Janus International Equity Fund $77
Janus Overseas Fund $68,410
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $5,771
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $1,382
Perkins International Value Fund $4


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate
space for responding to	Item 72EE correctly,
the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $34
Janus Balanced Fund $22,326
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $5,188
Janus Forty Fund $70,677
Janus Fund $88
Janus Global Life Sciences Fund $1,479
Janus Global Real Estate Fund $597
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $492
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $71
Janus Preservation Series - Growth $0
Janus Research Fund $54
Janus Triton Fund $23,024
Janus Venture Fund $7,243
Perkins Global Value Fund $694
Perkins International Value Fund $2

C-Class
Janus Asia Equity Fund $28
Janus Balanced Fund $22,100
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2,057
Janus Forty Fund $64,091
Janus Fund $25
Janus Global Life Sciences Fund $763
Janus Global Real Estate Fund $276
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $202
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $51
Janus Preservation Series - Growth $0
Janus Research Fund $9
Janus Triton Fund $8,455
Janus Venture Fund $863
Perkins Global Value Fund $199
Perkins International Value Fund $2

D-Class
Janus Asia Equity Fund $292
Janus Balanced Fund $37,740
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $59,386
Janus Fund $26,654
Janus Global Life Sciences Fund $69,261
Janus Global Real Estate Fund $1,473
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $50,487
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $53
Janus Preservation Series - Growth $0
Janus Research Fund $7,026
Janus Triton Fund $32,997
Janus Twenty Fund $1,335,477
Janus Venture Fund $203,841
Perkins Global Value Fund $3,111
Perkins International Value Fund $11

I-Class
Janus Asia Equity Fund $44
Janus Balanced Fund $30,278
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $27,254
Janus Forty Fund $140,021
Janus Fund $716
Janus Global Life Sciences Fund $2,031
Janus Global Real Estate Fund $2,296
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $847
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $46
Janus Preservation Series - Growth $0
Janus Research Fund $456
Janus Triton Fund $49,639
Janus Venture Fund $20,129
Perkins Global Value Fund $838
Perkins International Value Fund $54

N-Class
Janus Balanced Fund $42,049
Janus Enterprise Fund $717
Janus Forty Fund $7,536
Janus Fund $93
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $149
Janus Triton Fund $4,807
Janus Venture Fund $1,040
Perkins Global Value Fund $184
Perkins International Value Fund $8

R-Class
Janus Balanced Fund $8,020
Janus Contrarian Fund $0
Janus Enterprise Fund $3,334
Janus Forty Fund $29,362
Janus Fund $18
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Triton Fund $5,280

S-Class
Janus Asia Equity Fund $28
Janus Balanced Fund $23,890
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $13,941
Janus Forty Fund $260,009
Janus Fund $200
Janus Global Life Sciences Fund $719
Janus Global Real Estate Fund $58
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $135
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $40
Janus Preservation Series - Growth $0
Janus Research Fund $10
Janus Triton Fund $12,054
Janus Venture Fund $919
Perkins Global Value Fund $10
Perkins International Value Fund $2

T-Class
Janus Asia Equity Fund $35
Janus Balanced Fund $117,337
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $59,092
Janus Forty Fund $6,842
Janus Fund $8,242
Janus Global Life Sciences Fund $42,706
Janus Global Real Estate Fund $805
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $22,269
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $42
Janus Preservation Series - Growth $0
Janus Research Fund $4,339
Janus Triton Fund $84,422
Janus Twenty Fund $847,823
Janus Venture Fund $103,805
Perkins Global Value Fund $2,033
Perkins International Value Fund $5


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0.1446
Janus Balanced Fund $0.4729
Janus Contrarian Fund $0.0036
Janus Emerging Markets Fund $0.1646
Janus Enterprise Fund $0
Janus Forty Fund $0.3889
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.2045
Janus Global Research Fund $0.2203
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.7393
Janus International Equity Fund $0.0921
Janus Overseas Fund $1.2510
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.1401
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.3041
Perkins International Value Fund $0.0529

C-Class
Janus Asia Equity Fund $0.0777
Janus Balanced Fund $0.2795
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.0916
Janus Enterprise Fund $0
Janus Forty Fund $0.0648
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1497
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.4264
Janus International Equity Fund $0
Janus Overseas Fund $0.9172
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.2742
Perkins International Value Fund $0

D-Class
Janus Asia Equity Fund $0.1563
Janus Balanced Fund $0.5331
Janus Contrarian Fund $0.0387
Janus Emerging Markets Fund $0.2250
Janus Enterprise Fund $0.1151
Janus Fund $0.1423
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.2235
Janus Global Research Fund $0.3178
Janus Global Select Fund $0.0569
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.8106
Janus International Equity Fund $0.1216
Janus Overseas Fund $1.4699
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.1933
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.3136
Perkins International Value Fund $0.0880

I-Class
Janus Asia Equity Fund $0.1711
Janus Balanced Fund $0.5586
Janus Contrarian Fund $0.0650
Janus Emerging Markets Fund $0.2434
Janus Enterprise Fund $0.1953
Janus Forty Fund $0.5373
Janus Fund $0.1604
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.2342
Janus Global Research Fund $0.3880
Janus Global Select Fund $0.0812
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.8294
Janus International Equity Fund $0.1318
Janus Overseas Fund $1.4658
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.2217
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.3399
Perkins International Value Fund $0.1003

N-Class
Janus Balanced Fund $0.5760
Janus Enterprise Fund $0.2324
Janus Forty Fund $0.5920
Janus Fund $0.1393
Janus International Equity Fund $0.1383
Janus Overseas Fund $1.5396
Janus Research Fund $0.2436
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.3398
Perkins International Value Fund $0.0980

R-Class
Janus Balanced Fund $0.3690
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0.2246
Janus Fund $0.0230
Janus Global Research Fund $0.0613
Janus Global Select Fund $0
Janus Growth and Income Fund $0.5882
Janus International Equity Fund $0.0549
Janus Overseas Fund $1.1981
Janus Triton Fund $0

S-Class
Janus Asia Equity Fund $0.1307
Janus Balanced Fund $0.4368
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0.2203
Janus Enterprise Fund $0
Janus Forty Fund $0.3504
Janus Fund $0.0619
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1971
Janus Global Research Fund $0.1226
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.6759
Janus International Equity Fund $0.1001
Janus Overseas Fund $1.2764
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.2087
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.2682
Perkins International Value Fund $0.0049

T-Class
Janus Asia Equity Fund $0.1624
Janus Balanced Fund $0.5078
Janus Contrarian Fund $0.0279
Janus Emerging Markets Fund $0.2214
Janus Enterprise Fund $0.0848
Janus Forty Fund $0.4226
Janus Fund $0.1238
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.2200
Janus Global Research Fund $0.2801
Janus Global Select Fund $0.0485
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.7780
Janus International Equity Fund $0.0989
Janus Overseas Fund $1.4162
Janus Preservation Series - Global $0
Janus Preservation Series - Growth $0
Janus Research Fund $0.1721
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.3171
Perkins International Value Fund $0.0700


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0.3307
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus Global Life Sciences Fund $3.4390
Janus Global Real Estate Fund $0.4674
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $1.7921
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $0.2512
Janus Preservation Series - Growth $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000

C-Class
Janus Asia Equity Fund $0.3307
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus Global Life Sciences Fund $3.4390
Janus Global Real Estate Fund $0.4674
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $1.7921
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $0.2512
Janus Preservation Series - Growth $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000

D-Class
Janus Asia Equity Fund $0.3307
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.3403
Janus Fund $0.1933
Janus Global Life Sciences Fund $3.4390
Janus Global Real Estate Fund $0.4674
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $1.7921
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $0.2512
Janus Preservation Series - Growth $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Twenty Fund $17.9506
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000

I-Class
Janus Asia Equity Fund $0.3307
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus Global Life Sciences Fund $3.4390
Janus Global Real Estate Fund $0.4674
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $1.7921
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $0.2512
Janus Preservation Series - Growth $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000

N-Class
Janus Balanced Fund $0.8552
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000

R-Class
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Triton Fund $0.8897

S-Class
Janus Asia Equity Fund $0.3307
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus Global Life Sciences Fund $3.4390
Janus Global Real Estate Fund $0.4674
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $1.7921
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $0.2512
Janus Preservation Series - Growth $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000

T-Class
Janus Asia Equity Fund $0.3307
Janus Balanced Fund $0.8552
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $4.3403
Janus Forty Fund $8.7554
Janus Fund $0.1933
Janus Global Life Sciences Fund $3.4390
Janus Global Real Estate Fund $0.4674
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $1.7921
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Preservation Series - Global $0.2512
Janus Preservation Series - Growth $0
Janus Research Fund $0.1294
Janus Triton Fund $0.8897
Janus Twenty Fund $17.9506
Janus Venture Fund $10.9391
Perkins Global Value Fund $0.4665
Perkins International Value Fund $0.1000


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund 47
Janus Balanced Fund 26,875
Janus Contrarian Fund 3,273
Janus Emerging Markets Fund 44
Janus Enterprise Fund 1,241
Janus Forty Fund 5,992
Janus Fund 340
Janus Global Life Sciences Fund 1,451
Janus Global Real Estate Fund 1,865
Janus Global Research Fund 184
Janus Global Select Fund 422
Janus Global Technology Fund 356
Janus Growth and Income Fund 562
Janus International Equity Fund 3,847
Janus Overseas Fund 2,290
Janus Preservation Series - Global 267
Janus Preservation Series - Growth 1,771
Janus Research Fund 341
Janus Triton Fund 20,896
Janus Venture Fund 261
Perkins Global Value Fund 1,660
Perkins International Value Fund 20

C-Class
Janus Asia Equity Fund 34
Janus Balanced Fund 32,213
Janus Contrarian Fund 2,511
Janus Emerging Markets Fund 11
Janus Enterprise Fund 589
Janus Forty Fund 7,630
Janus Fund 126
Janus Global Life Sciences Fund 825
Janus Global Real Estate Fund 691
Janus Global Research Fund 105
Janus Global Select Fund 304
Janus Global Technology Fund 130
Janus Growth and Income Fund 353
Janus International Equity Fund 1,268
Janus Overseas Fund 1,524
Janus Preservation Series - Global 214
Janus Preservation Series - Growth 1,835
Janus Research Fund 77
Janus Triton Fund 9,294
Janus Venture Fund 128
Perkins Global Value Fund 833
Perkins International Value Fund 22

D-Class
Janus Asia Equity Fund 923
Janus Balanced Fund 45,419
Janus Contrarian Fund 102,800
Janus Emerging Markets Fund 1,269
Janus Enterprise Fund 13,849
Janus Fund 132,067
Janus Global Life Sciences Fund 23,649
Janus Global Real Estate Fund 4,026
Janus Global Research Fund 23,189
Janus Global Select Fund 122,408
Janus Global Technology Fund 28,801
Janus Growth and Income Fund 56,593
Janus International Equity Fund 1,651
Janus Overseas Fund 32,464
Janus Preservation Series - Global 262
Janus Preservation Series - Growth 830
Janus Research Fund 52,748
Janus Triton Fund 35,240
Janus Venture Fund 20,724
Perkins Global Value Fund 6,869
Perkins International Value Fund 206

I-Class
Janus Asia Equity Fund 294
Janus Balanced Fund 41,942
Janus Contrarian Fund 14,194
Janus Emerging Markets Fund 2,544
Janus Enterprise Fund 6,399
Janus Forty Fund 25,914
Janus Fund 6,112
Janus Global Life Sciences Fund 4,850
Janus Global Real Estate Fund 7,518
Janus Global Research Fund 2,165
Janus Global Select Fund 2,681
Janus Global Technology Fund 704
Janus Growth and Income Fund 1,163
Janus International Equity Fund 6,110
Janus Overseas Fund 10,817
Janus Preservation Series - Global 199
Janus Preservation Series - Growth 801
Janus Research Fund 4,207
Janus Triton Fund 47,733
Janus Venture Fund 3,183
Perkins Global Value Fund 4,496
Perkins International Value Fund 634

N-Class
Janus Balanced Fund 52,988
Janus Enterprise Fund 950
Janus Forty Fund 1,628
Janus Fund 433
Janus International Equity Fund 8,368
Janus Overseas Fund 4,214
Janus Research Fund 1,410
Janus Triton Fund 9,187
Janus Venture Fund 100
Perkins Global Value Fund 219
Perkins International Value Fund 120

R-Class
Janus Balanced Fund 9,999
Janus Contrarian Fund 87
Janus Enterprise Fund 856
Janus Forty Fund 3,398
Janus Fund 65
Janus Global Research Fund 42
Janus Global Select Fund 43
Janus Growth and Income Fund 69
Janus International Equity Fund 294
Janus Overseas Fund 1,910
Janus Triton Fund 6,254

S-Class
Janus Asia Equity Fund 35
Janus Balanced Fund 26,938
Janus Contrarian Fund 275
Janus Emerging Markets Fund 17
Janus Enterprise Fund 2,389
Janus Forty Fund 16,683
Janus Fund 708
Janus Global Life Sciences Fund 119
Janus Global Real Estate Fund 193
Janus Global Research Fund 677
Janus Global Select Fund 32
Janus Global Technology Fund 98
Janus Growth and Income Fund 711
Janus International Equity Fund 959
Janus Overseas Fund 11,362
Janus Preservation Series - Global 162
Janus Preservation Series - Growth 326
Janus Research Fund 66
Janus Triton Fund 14,501
Janus Venture Fund 107
Perkins Global Value Fund 22
Perkins International Value Fund 19

T-Class
Janus Asia Equity Fund 73
Janus Balanced Fund 145,966
Janus Contrarian Fund 56,513
Janus Emerging Markets Fund 140
Janus Enterprise Fund 14,725
Janus Forty Fund 622
Janus Fund 37,184
Janus Global Life Sciences Fund 19,077
Janus Global Real Estate Fund 3,230
Janus Global Research Fund 15,847
Janus Global Select Fund 42,987
Janus Global Technology Fund 12,979
Janus Growth and Income Fund 32,701
Janus International Equity Fund 669
Janus Overseas Fund 38,711
Janus Preservation Series - Global 174
Janus Preservation Series - Growth 797
Janus Research Fund 32,166
Janus Triton Fund 91,014
Janus Venture Fund 11,358
Perkins Global Value Fund 5,108
Perkins International Value Fund 64


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $9.79
Janus Balanced Fund $31.10
Janus Contrarian Fund $23.11
Janus Emerging Markets Fund $8.61
Janus Enterprise Fund $83.97
Janus Forty Fund $41.89
Janus Fund $43.19
Janus Global Life Sciences Fund $52.09
Janus Global Real Estate Fund $10.96
Janus Global Research Fund $63.24
Janus Global Select Fund $13.27
Janus Global Technology Fund $24.21
Janus Growth and Income Fund $47.03
Janus International Equity Fund $13.49
Janus Overseas Fund $35.21
Janus Preservation Series - Global $12.26
Janus Preservation Series - Growth $10.19
Janus Research Fund $46.48
Janus Triton Fund $23.32
Janus Venture Fund $63.79
Perkins Global Value Fund $14.64
Perkins International Value Fund $11.42

C-Class
Janus Asia Equity Fund $9.72
Janus Balanced Fund $30.93
Janus Contrarian Fund $22.34
Janus Emerging Markets Fund $8.50
Janus Enterprise Fund $80.56
Janus Forty Fund $39.00
Janus Fund $42.33
Janus Global Life Sciences Fund $50.02
Janus Global Real Estate Fund $10.88
Janus Global Research Fund $62.16
Janus Global Select Fund $12.90
Janus Global Technology Fund $23.26
Janus Growth and Income Fund $46.67
Janus International Equity Fund $13.18
Janus Overseas Fund $34.52
Janus Preservation Series - Global $12.01
Janus Preservation Series - Growth $9.93
Janus Research Fund $45.41
Janus Triton Fund $22.47
Janus Venture Fund $61.85
Perkins Global Value Fund $14.33
Perkins International Value Fund $11.34

D-Class
Janus Asia Equity Fund $9.84
Janus Balanced Fund $31.14
Janus Contrarian Fund $23.18
Janus Emerging Markets Fund $8.58
Janus Enterprise Fund $85.09
Janus Fund $43.44
Janus Global Life Sciences Fund $52.58
Janus Global Real Estate Fund $11.04
Janus Global Research Fund $62.54
Janus Global Select Fund $13.20
Janus Global Technology Fund $24.49
Janus Growth and Income Fund $47.06
Janus International Equity Fund $13.44
Janus Overseas Fund $35.23
Janus Preservation Series - Global $12.29
Janus Preservation Series - Growth $10.24
Janus Research Fund $46.82
Janus Triton Fund $23.57
Janus Venture Fund $64.67
Perkins Global Value Fund $14.77
Perkins International Value Fund $11.40

I-Class
Janus Asia Equity Fund $9.85
Janus Balanced Fund $31.15
Janus Contrarian Fund $23.20
Janus Emerging Markets Fund $8.61
Janus Enterprise Fund $85.51
Janus Forty Fund $42.28
Janus Fund $43.46
Janus Global Life Sciences Fund $52.66
Janus Global Real Estate Fund $11.03
Janus Global Research Fund $63.41
Janus Global Select Fund $13.24
Janus Global Technology Fund $24.62
Janus Growth and Income Fund $47.08
Janus International Equity Fund $13.47
Janus Overseas Fund $35.33
Janus Preservation Series - Global $12.35
Janus Preservation Series - Growth $10.27
Janus Research Fund $46.80
Janus Triton Fund $23.68
Janus Venture Fund $64.76
Perkins Global Value Fund $14.57
Perkins International Value Fund $11.41

N-Class
Janus Balanced Fund $31.11
Janus Enterprise Fund $85.63
Janus Forty Fund $42.26
Janus Fund $43.51
Janus International Equity Fund $13.45
Janus Overseas Fund $35.27
Janus Research Fund $46.82
Janus Triton Fund $23.71
Janus Venture Fund $64.87
Perkins Global Value Fund $14.52
Perkins International Value Fund $11.42

R-Class
Janus Balanced Fund $30.99
Janus Contrarian Fund $22.81
Janus Enterprise Fund $82.46
Janus Forty Fund $40.19
Janus Fund $42.90
Janus Global Research Fund $62.75
Janus Global Select Fund $13.09
Janus Growth and Income Fund $46.86
Janus International Equity Fund $13.27
Janus Overseas Fund $34.70
Janus Triton Fund $23.03

S-Class
Janus Asia Equity Fund $9.79
Janus Balanced Fund $31.09
Janus Contrarian Fund $23.09
Janus Emerging Markets Fund $8.56
Janus Enterprise Fund $83.65
Janus Forty Fund $41.21
Janus Fund $43.43
Janus Global Life Sciences Fund $51.68
Janus Global Real Estate Fund $10.97
Janus Global Research Fund $63.33
Janus Global Select Fund $13.32
Janus Global Technology Fund $24.04
Janus Growth and Income Fund $47.01
Janus International Equity Fund $13.82
Janus Overseas Fund $35.01
Janus Preservation Series - Global $12.21
Janus Preservation Series - Growth $10.15
Janus Research Fund $46.19
Janus Triton Fund $23.19
Janus Venture Fund $63.63
Perkins Global Value Fund $14.81
Perkins International Value Fund $11.44

T-Class
Janus Asia Equity Fund $9.81
Janus Balanced Fund $31.12
Janus Contrarian Fund $23.15
Janus Emerging Markets Fund $8.60
Janus Enterprise Fund $84.78
Janus Forty Fund $41.34
Janus Fund $43.50
Janus Global Life Sciences Fund $52.47
Janus Global Real Estate Fund $11.03
Janus Global Research Fund $62.46
Janus Global Select Fund $13.21
Janus Global Technology Fund $24.41
Janus Growth and Income Fund $47.04
Janus International Equity Fund $13.35
Janus Overseas Fund $35.20
Janus Preservation Series - Global $12.30
Janus Preservation Series - Growth $10.21
Janus Research Fund $46.80
Janus Triton Fund $23.47
Janus Venture Fund $64.25
Perkins Global Value Fund $14.74
Perkins International Value Fund $11.41